Integrity Growth & Income Fund
Summary Prospectus ║ December 2, 2024
Ticker: IGIAX (Class A); IGIUX (Class C); IGIVX (Class I)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.integrityvikingfunds/documents. You can also get this information at no cost by calling 800-276-1262 or by sending an email request to marketing@integrity.viking.com or from your financial professional. The fund’s prospectus and statement of additional information dated November 30, 2024, and the independent registered public accounting firm’s report and financial statements in the fund’s annual Form N-CSR, dated July 31, 2024, are incorporated by reference into this summary prospectus.

Investment Objectives

The Integrity Growth & Income Fund (the “Fund”) seeks to provide long-term growth of capital with dividend income as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “The Shares Offered; Class A Shares” and “How to Reduce Your Sales Charge” on page 43 and 46, respectively, of the Fund’s prospectus, Appendix A of the Fund’s prospectus, and “Purchase and Redemption of Shares” on page B-51 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	1.77%	2.52%	1.52%
Fee Waivers and Expense Reimbursements(1)	(0.53%)	(0.53%)	(0.53%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	1.24%	1.99%	0.99%

(1)	The Fund’s investment adviser, Viking Fund Management, LLC (“Viking Management,” “investment manager,” or the “Adviser”), has contractually agreed to waive fees and reimburse expenses through November 29, 2025 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.24% of average daily net assets for Class A shares, 1.99% of average daily net assets for Class C shares, and 0.99% of Class I shares. This expense limitation agreement may only be terminated or modified prior to November 29, 2025 with the approval of the Fund’s Board of Trustees. The terms of the expense limitation agreement provide that Viking Management is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation.

Example—This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement remains in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Redemption
Class A	$620	$980	$1,364	$2,438
Class C	$302	$734	$1,293	$2,816
Class I	$101	$428	$ 779	$1,767
No Redemption
Class C	$202	$734	$1,293	$2,816

Portfolio Turnover—The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 6.22% of the average value of its portfolio.

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Principal Investment Strategies

Under normal market conditions, the Fund is managed using a blended growth and income investment strategy. The Fund seeks to invest primarily in domestic common stocks, balancing its investments between growth and dividend-paying stocks, depending on where value is in the stock market. The Fund may also invest in stocks that are currently not paying dividends, but offer prospects for future income or capital appreciation.

The Fund’s investment adviser, Viking Fund Management, LLC (the “Investment Adviser”) makes its investment decisions utilizing a top-down approach which focuses on sector weightings given the Investment Adviser’s broader economic and market outlook. Individual companies are then selected by considering a number of factors that may include, but are not limited to, revenue growth, earnings growth rate, dividend yield, price-to-earnings (P/E) multiples, strength of balance sheet, and price momentum. Although the Fund may invest in companies of any size, the investment adviser prefers large cap companies for the Fund. Subject to its attention to responsible investment criteria described below, the Fund is not constrained by investments in any particular segment of the stock market.

The Investment Adviser seeks to emphasize companies that it believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate. Factors considered may include:

•	fairness of employment policies and labor relations;

•	involvement in the community;

•	efforts and strategies to minimize the negative impact of business activities and products on the environment and to embrace alternatives to reduce polluting and unnecessary animal suffering; and

•	management and board governance.

In addition, the Investment Adviser does not intend to invest in companies that it believes derive material revenue from gambling, firearms, pornography, the production of alcohol or tobacco, or non-humanitarian business operations in countries considered State Sponsors of Terrorism by the U.S. Secretary of State.

The Fund’s portfolio management team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate as a result of market factors such as interest rates, credit spreads, or commodity prices, and the Fund’s share price and the value of your investment may change. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Style Risk: The Fund is managed according to an investment strategy that at times reflects either growth or value style investing, and therefore is subject to the risks associated with these styles. One risk is that a growth investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. In addition, growth stocks typically are more volatile than value stocks due to their relatively high valuations and sensitivity to investor perceptions of the issuer’s growth potential. As a result, the price of a growth stock may experience a larger decline on a forecast of lower earnings or other negative development, than would a value stock. Furthermore, because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the Fund. Additionally, the events that the Investment Adviser believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.

Responsible Investing Risk: The Fund’s responsible investment criteria could cause it to underperform similar funds that do not have such criteria. Among the reasons for this are: ethically aware companies could fall out of favor with investors or fail to perform as well as companies that do not fit the Fund’s responsible investment criteria; stocks that do not meet the responsible investment criteria could outperform those that do; and the responsible investment criteria could cause the Fund to sell or avoid stocks that subsequently perform well.

Liquidity Risk: Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time.

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Market Valuation Risk: Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies’ stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

Dividend-Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders could decline when dividend income from the dividend-paying stocks in the Fund’s portfolio declines. Investments in dividend-paying stocks involve the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund’s ability to generate income. Key factors that might cause a company to reduce or eliminate its dividend include deteriorating fundamentals or changes in priority of the uses of capital, among other factors.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The Fund’s share price may decline as a result of unauthorized actions taken during a security breach or subsequent market activity in response to the security breach.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

Effective as of October 20, 2022, the Fund changed its name from the Integrity ESG Growth & Income Fund to the Integrity Growth & Income Fund.

Since August 1, 2009, the Fund has been managed by Viking Fund Management, LLC. The results from February 1, 2007 to July 31, 2009 were achieved while the Fund was managed by Integrity Money Management, Inc. (“Integrity Money Management”). The results from April 25, 2005 to January 31, 2007 were achieved while the Fund was managed by Integrity Money Management and IPS Advisory, Inc., the Fund’s sub-adviser. The results prior to April 25, 2005 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.39% (quarter ended June 30, 2020) and the lowest return for a quarter was -17.43% (quarter ended March 31, 2020). The Fund’s calendar year-to-date total return as of September 30, 2024 was 21.29%.

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The table below shows the Fund’s average annual total returns for 1, 5, and 10 years for Class A shares, and for 1 year, 5 years, and since inception for Class C and Class I shares, and how they compare with those of a broad measure of market performance. The return information below reflects applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C and Class I shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2023)
	1 Year	5 Years	10 Years	Since Inception
Class A
Return Before Taxes	18.98%	13.26%	9.48%	—
Return After Taxes on Distributions	19.00%	12.80%	8.49%	—
Return After Taxes on Distributions and Sale of Fund Shares	12.31%	10.78%	7.50%	—

Class C (inception date: August 3, 2015)
Return Before Taxes	23.30%	13.76%	—	9.94%

Class I (inception date: August 1, 2016)
Return Before Taxes	25.55%	14.71%	—	12.50%

S&P 500® Index(1) (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	12.03%	12.32% (Class C) 13.23% (Class I)

(1)	The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

Management

Investment Adviser—Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers—Josh Larson, Portfolio Manager, has served as the Fund’s portfolio manager since May 2013. Trey Welstad, Portfolio Manager, has served as the Fund’s portfolio manager since May 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund.

The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs, unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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